MasterCard Incorporated Fourth-Quarter and Full-Year 2008 Financial Results Conference Call February 5, 2009 Exhibit 99.2

2 Business Update • Economic Overview • Business Overview • Capital Structure

$ 1.87
$     243
468
38.2%
756
$   1,225
4Q 2008
adjusted for
special items*
$       2.26
$ 304
172
16.0%
901
$     1,073
4Q 2007
adjusted for
special items*
$ 1.84
$ 239
462
37.7%
762
$ 1,225
4Q 2008
Actual
(17.3) Diluted EPS
(20.1) Net income
(16.0) Total operating expenses
172.2
22.2ppts
Operating income
Operating margin
14.2 Net revenue
YOY
adjusted
Growth %
4th Quarter Selected Financial Performance
($ in millions, except percentages and per share data)
Note: Figures may not sum due to rounding
*See Appendix A for a GAAP reconciliation of special items for the three months and twelve months ended December 31, 2007 and 2008

MasterCard Branded Volume (GDV)
4th Quarter 2008
Note: Figures may not sum due to rounding
- 5.2 -5.2 256 United States
3.4 - 4.7 605 Worldwide
5.3 -15.1 23 Canada
30.6 9.3 14
South Asia/Middle East/Africa (SAMEA)
14.6 3.8 91 Asia Pacific
11.4 - 6.0 44 Latin America
8.3 -7.1 176 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth
Rate %

4th Quarter Revenue - Operations Fees
($ in millions)
•
Net operations fees increased
16.5%, or $137, to $966
•
Gross operations fees increased
13.2%, or $122, to $1,046.  Key
drivers included:
–
Pricing changes
–
Processed transactions
growth of 6.0%
–
GDV growth of 3.4%
*
–
Cross-border volume
growth of 7.5%*
•
Net operations fees as a % of
gross improved 2.7%
* On a local currency basis
$966
$829
$0
$150
$300
$450
$600
$750
$900
$1,050
4Q07 4Q08
85%
88%
91%
94%
97%
100%
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees

4th Quarter Revenue - Assessments
($ in millions)
•
Net assessments increased
6.1%, or $15, to $259
•
Gross assessments increased
6.3%, or $36, to $604
•
Net assessments as a % of
gross assessments was
essentially flat
$244
$259
$0
$50
$100
$150
$200
$250
$300
4Q07 4Q08
20%
30%
40%
50%
60%
70%
80%
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessment Fees

4th Quarter Operating Expenses
($ in Millions)
*See Appendix A for a GAAP reconciliation of special items for the three months and twelve months ended December 31, 2007 and  2008
Excluding special items
*
:
•
Total operating expenses decreased
16.0%, or $145, to $756
•
G&A decreased 3.4%, or $17, to
$479 primarily due to:
–
cost-reduction initiatives to
reduce travel, personnel and
professional fee costs
–
Foreign currency contributed
~2.0 ppt to the decrease
•
A&M decreased 32.8%, or $121, to
$248 primarily due to:
–
Cost-reduction initiatives
–
Foreign currency contributed
~1.9 ppt to the decrease
$496
$479
$369
$248
$26
$30
$0
$100
$200
$300
$400
$500
4Q07 4Q08
General & Administrative Advertising & Marketing
Depreciation & Amortization

Full-Year 2008 Highlights
•
Delivered full-year net income of $1.2 billion and earnings per share of $9.45, on a diluted basis, of which $0.42 represented gains from the sale of Redecard securities*
•
Achieved full-year net revenue of $5.0 billion, representing growth of
22.7% primarily due to:
–
Gross dollar volume growth of 10.7%** to $2.5 trillion
–
Increase in processed transactions of 11.8% to 21.0 billion
–
Increase in cross-border volumes of 16.6%**
–
Pricing adjustments of approximately 6%
•
Significantly improved operating margin by 11.7 ppts., to 39.0% from
27.3% in 2007*
*   Excluding special items; see Appendix A for a GAAP reconciliation of special items for the three and twelve months ended
December 31, 2007 and 2008
**  On a local currency basis

Cash Flow Statement and
Balance Sheet Highlights
•
Generated $413 million in cash flow from operations for the year ended December 31, 2008
•
Cash, cash equivalents and current available-for-sale securities of
$2.1 billion at December 31, 2008
•
Litigation settlement impact:
–
Decreased Stockholders’ Equity
–
Increased litigation liability, both short and long-term
–
Increased deferred income tax assets
•
Orbiscom acquisition reflected as of year-end 2008

2009 Outlook
•
Thoughts for 2009
–
Net revenue growth will likely be lower than longer-term
objective range
–
Operating expenses will be essentially flat over 2008 levels
•
Assumptions:
–
Constant foreign exchange
–
Effective Tax Rate = 35%
–
Continue to monitor global economic and financial
environments

11

Appendix A:
GAAP Reconciliation
a- Litigation settlements
NM = Not meaningful
Figures may not sum due to rounding
($ million except percentages) YOY Growth
Actual
Special
Items
As
Adjusted Actual
Special
Items
As
Adjusted
As Adjusted
Revenues, net $     1,225 $        - $      1,225 $1,073 - $1,073 14.2%
Operating Expenses
General and administrative
479 - 479 496
-
496 (3.4%)
Advertising and marketing
248
-
248 369
-
369 (32.8%)
Litigation settlements
6 6
a
-
- - -
NM
Charitable contributions to the MasterCard - -
- 10
-
10 (100.0%)
Depreciation and amortization
30
-
30 26
-
26 14.9%
Total operating expenses
762 6 756 901 - 901 (16.0%)
Operating income
462 6 468 172
-
172 172.2%
Operating Margin
37.7% - 38.2% 16.0% - 16.0% 22.2 ppt.
Other Income (Expense)
Investment income, net
20
-
20 311 - 311 (93.6%)
Interest expense
(37)
-
(37) (15) - (15) 138.5%
Other expense, net - - -
(1) - (1) NM
Total other income (expense)
(17)
-
(17) 295 - 295 (105.9%)
Income before income taxes
445 6 451 467 - 467 (3.4%)
Income tax expense
206 2 208 163 - 163 27.6%
Net Income
$        239 $         4 $         243 $304 - $304 (20.1%)
Basic Net Income per Share
$       1.85 $    0.03 $        1.88 $2.28 - $2.28 (17.5%)
Diluted Net Income per Share
$       1.84 $    0.03 $        1.87 $2.26 - $2.26 (17.3%)
For the three months ended 12/31/08 For the three months ended 12/31/07

Depreciation and amortization
Appendix A (cont.):
GAAP Reconciliation
a- Litigation settlements
b- Gain from the termination of a customer business agreement
c- Other income related to a settlement agreement to discontinue the company's sponsorship of the 2010 and 2014 World Cups
NM = Not meaningful
Figures may not sum due to rounding
($ million except percentages) YOY Growth
Actual
Special
Items
As
Adjusted Actual
Special
Items
As
Adjusted
As Adjusted
Revenues, net
$     4,992
$        -
$      4,992 $4,068
-
$4,068 22.7%
Operating Expenses
General and administrative
1,914 - 1,914 1,758
- 1,758
8.8%
Advertising and marketing
1,018
-
1,018 1,080
-
1,080 (5.8%)
Litigation settlements
2,483 2,483
a
- 3 3
a
-
NM
Charitable contributions to the MasterCard - -
- 20
-
20 (100.0%)
112
-
112 98
-
98 14.7%
Total operating expenses
5,526 2,483 3,043 2,959 3 2,956 2.9%
Operating income (loss)
(535) 2,483 1,948 1,108 3 1,111 75.3%
Operating Margin
(10.7%) - 39.0% 27.2%
-
27.3% 11.7 ppt.
Other Income (Expense)
Investment income, net
183
-
183 530
-
530 (65.5%)
Interest expense
(104)
-
(104) (57)
-
(57) 80.9%
Other income, net
72
75
b
(3) 90 90
c
-
NM
Total other income (expense)
151 75 76
563 90
473 (83.9%)
Income (loss) before income taxes
(383) 2,408 2,025
1,671 (87) 1,584
27.8%
Income tax expense (benefit)
(129) 914 785 586
30
556 41.2%
Net Income (Loss)
$       (254) $  1,494 $      1,239 $1,086 ($57) $1,029 20.4%
Basic Net Income (Loss) per Share
$      (1.95) $  11.47 $        9.52 $8.05 ($0.42) $7.63 24.8%
Diluted Net Income (Loss) per Share $      (1.95) $  11.40 $        9.45 $8.00 ($0.42) $7.58 24.7%
For the year ended 12/31/08 For the year ended 12/31/07

Appendix B:
4th Quarter Operations Fees Detail
16.5 $137 $829 $966 Net operations fees
(16.7) (16) (96) (80) Rebates
13.2 122 924 1,046 Gross operations fees
19.2 30 156 186 Other operations fees
10.3 3 29 32 Consulting and research fees
10.7 3 28 31 Connectivity
(5.6) (1) 18 17 Warning bulletin fees
- - 77 77 Acceptance development fees
16.2 38 234 272 Currency conversion and cross-border
12.6 48 $382 $430 Authorization, settlement and switch
2008 vs.
2007
2008 vs.
2007 2007 2008
Percent
Increase
(Decrease)
Dollar
Increase
(Decrease)
For the three months ended
December 31,
($ million except percentages)
Figures may not sum due to rounding

Appendix C:
4th Quarter G&A Detail
(3.4) ($17) $496 $479 General and administrative expenses
32.5 13 40 53 Other
(48.0) (12) 25 13 Travel and entertainment
29.4 5 17 22 Data processing
5.6 1 18 19 Telecommunications
(20.6) (13) 63 50 Professional fees
(3.3) (11) $333 $322 Personnel
2008 vs.
2007
2008 vs.
2007 2007 2008
Percent
Increase
(Decrease)
Dollar
Increase
(Decrease)
For the three months ended
December 31,
($ million except percentages)
Figures may not sum due to rounding